Rule 497(e)

Registration Nos. 333-146827 and 811-22135

Innovator ETFs Trust
(the "Trust")

Innovator 20+ Year Treasury Bond 9 Buffer ETF™ – July

(the “Fund”)

Supplement To The Fund’s Prospectus
Dated March 1, 2021

June 30, 2021

As described in detail in the Fund’s prospectus, an investment in shares of the Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the outcome period of approximately one year. The current Outcome Period will end on June 30, 2021.The Fund will commence a new outcome period that will begin on July 1, 2021 and end on June 30, 2022. An investment in the Fund over the course of the outcome period will be subject to the applicable Cap set forth in the table below.

Fund Name	Ticker	Cap	Investment Objective
Innovator 20+ Year Treasury Bond 9 Buffer ETF™ – July	TBJL	Gross: 9.00% Net: 8.21%*

The Fund seeks to provide investors with returns that match the price return of the iShares 20+ Year Treasury Bond ETF, up to the upside cap of 9.00% (prior to taking into account management fees and other fees) and 8.21% (after taking into account management fees and other fees) while providing a buffer against the first 9% of iShares 20+ Year Treasury Bond ETF losses, over the period from July 1, 2021 to June 30, 2022.

* Takes into account the Fund’s unitary management fee.

In connection with the onset of the new outcome period, the Fund’s prospectus is amended as set forth below:

1.	The Fund’s investment objective is deleted in its entirety and replaced with the investment objective set forth in the table above.

2.	All references to the dates associated with the prior outcome period are deleted in their entirety and replaced with references to the new outcome period: July 1, 2021 through June 30, 2022.

3.	All references to the Cap for the prior Outcome Period are deleted in their entirety and replaced with the corresponding Cap set forth in the table above.